EXHIBIT 21.1

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                              Designated Servicer
                             SERVICER'S CERTIFICATE

                               1996-3 Sub-Pool 1

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-3 Sub-Pool 1 for December 26, 1996, the Remittance
                                     date.

                       Due period ended: December 1, 1996
                                                                     Page 1 of 4
--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                 739,419.59
 2 Total Actual Interest Collections                1,308,082.62
 3 Additional Proceeds                                      0.00
                                             -------------------
 4      Aggregate Amount Received:                  2,047,502.21

   Monthly Advances

 5 Delinquent Interest                                136,263.55
 6 Compensating Interest                                3,022.19
 7 Amounts Held for Future Distributions                    0.00
 8 Cross Collateral Deposit                                 0.00
                                             -------------------
 9      Available Remittance Amount:                2,186,787.95

10 Service Fees                                        73,021.45
11 Expense Account Deposit:                             3,668.71
                                             -------------------
12      Adjusted Remittance Amount:                 2,110,097.79

   Remaining Amount Available:
13           Adjusted Remittance Amount             2,110,097.79
14           Insured Payments                               0.00
15           Insurance Account Deposit @ 13 bp
                the Ending Principal Balance           16,170.41
16           Cross Collateral Withdrawal                    0.00
17           Class Remittance Amounts               2,093,927.38
18           Non-Recoverable Advances not
                Previously Reimbursed                       0.00
                                             -------------------
19 Total Remaining Amount Available:                        0.00
                                             ===================

   Amount of Reimbursements Pursuant to Sec. 5.04
20      Servicing Fee                                       0.00
21      Monthly Advances and Servicer Advances              0.00
22      Other Mortgage Payments                             0.00
23      Interest Earned on P&I Deposits                     0.00
24      Additional Servicing Compensation                   0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                              Designated Servicer
                             SERVICER'S CERTIFICATE

                               1996-3 Sub-Pool 1

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-3 Sub-Pool 1 for December 26, 1996, the Remittance
                                     date.

                       Due period ended: December 1, 1996
                                                                     Page 2 of 4

------------------------------------------------------------------------------------------------------------------------------------
                                                       Total          Class A-1       Class A-2        Class A-3        Class A4
25 Loans Outstanding - BOM                                  2551
26 Opening Principal Loan Balance                 150,004,727.79    66,183,582.29   10,603,879.85    25,499,806.31    9,593,986.53
27 Additional Principal Reduction, LTD              2,517,080.16     1,695,629.95      103,918.40       249,899.01       94,021.41
28 Realized Losses, LTD                                     0.00             0.00            0.00             0.00            0.00
29 Carryforward Amount                                      0.00             0.00            0.00             0.00            0.00
                                             ---------------------------------------------------------------------------------------
30 Total Class Principal Balance                  147,487,647.63    64,487,952.34   10,499,961.45    25,249,907.30    9,499,965.12
31      Pool Factor per Loan Balance                100.0031519%      44.1223882%      7.0692532%      16.9998709%      6.3959910%
32      Pool Factor per Class Balance                98.3250984%      96.2506751%     99.9996329%      99.9996329%     99.9996328%
33 Excess Spread                                            0.00
34 Cross Collateral Withdrawal                              0.00
35 Cross Collateral Deposit                                 0.00             0.00
36 Additional Principal due Class A                   519,335.53       519,335.53
37 Interest Remittance @ Class Yield                  835,172.26       305,422.11       63,174.77       157,391.09       59,691.45

   Principal Reductions:
38           Prepayments - Number                             15               15
39           Prepayments - Dollar                     599,182.67       599,182.67            0.00             0.00            0.00
40           Net Liquidation Proceeds                       0.00             0.00            0.00             0.00            0.00
41           Curtailments                              21,533.26        21,533.26            0.00             0.00            0.00
42           Normal and Excess Payments               118,703.66       118,703.66            0.00             0.00            0.00
                                             ---------------------------------------------------------------------------------------
43 Total Principal Remittance                         739,419.59       739,419.59            0.00             0.00            0.00
44 Additional Principal Reduction                     519,335.53       519,335.53            0.00             0.00            0.00
                                             ---------------------------------------------------------------------------------------
45 Total Remittance                                 2,093,927.38     1,564,177.23       63,174.77       157,391.09       59,691.45
                                             =======================================================================================
46 Current Month Realized Loss - number                     0                0
47 Current Month Realized Loss - dollar                     0.00             0.00

   Class Principal Balance - EOM
48 Loans Outstanding - EOM                                  2536
49 Closing Loan Balance                           149,265,308.20    65,444,162.70   10,603,879.85    25,499,806.31    9,593,986.53
50 Additional Principal Reduction, LTD              3,036,415.69     2,214,965.48      103,918.40       249,899.01       94,021.41
51 Realized losses, LTD                                     0.00             0.00            0.00             0.00            0.00
                                             ---------------------------------------------------------------------------------------
52 Total Class Principal Balance                  146,228,892.51    63,229,197.22   10,499,961.45    25,249,907.30    9,499,965.12
53      Pool Factor per Loan Balance                 99.5102055%      43.6294418%      7.0692532%      16.9998709%      6.3959910%
54      Pool Factor per Class Balance                97.4859283%      94.3719362%     99.9996329%      99.9996329%     99.9996328%
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                                 Class A-5        Class A-6       Class R
25 Loans Outstanding - BOM
26 Opening Principal Loan Balance              26,509,699.63   11,613,773.18
27 Additional Principal Reduction, LTD            259,796.00      113,815.39
28 Realized Losses, LTD                                 0.00            0.00
29 Carryforward Amount                                  0.00            0.00
                                             -------------------------------
30 Total Class Principal Balance               26,249,903.63   11,499,957.79
31      Pool Factor per Loan Balance             17.6731331%      7.7425155%
32      Pool Factor per Class Balance            99.9996329%     99.9996330%
33 Excess Spread                                                                       0.00
34 Cross Collateral Withdrawal                                                         0.00
35 Cross Collateral Deposit
36 Additional Principal due Class A
37 Interest Remittance @ Class Yield              172,155.62       77,337.22

   Principal Reductions:
38           Prepayments - Number
39           Prepayments - Dollar                       0.00            0.00
40           Net Liquidation Proceeds                   0.00            0.00
41           Curtailments                               0.00            0.00
42           Normal and Excess Payments                 0.00            0.00
                                             ----------------------------------------------
43 Total Principal Remittance                           0.00            0.00
44 Additional Principal Reduction                       0.00            0.00
                                             ----------------------------------------------
45 Total Remittance                               172,155.62       77,337.22           0.00
                                             ==============================================
46 Current Month Realized Loss - number
47 Current Month Realized Loss - dollar

   Class Principal Balance - EOM
48 Loans Outstanding - EOM
49 Closing Loan Balance                        26,509,699.63   11,613,773.18
50 Additional Principal Reduction, LTD            259,796.00      113,815.39
51 Realized losses, LTD                                 0.00            0.00
                                             -------------------------------
52 Total Class Principal Balance               26,249,903.63   11,499,957.79
53      Pool Factor per Loan Balance             17.6731331%      7.7425155%
54      Pool Factor per Class Balance            99.9996329%     99.9996330%
--------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                              Designated Servicer
                             SERVICER'S CERTIFICATE

                               1996-3 Sub-Pool 1

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-3 Sub-Pool 1 for December 26, 1996, the Remittance
                                     date.

                       Due period ended: December 1, 1996
                                                                     Page 3 of 4

------------------------------------------------------------------------------------------------------------------------------------
                                                      Total            Class A-1       Class A-2       Class A-3        Class A4
55 Weighted Note Rate - THIS Remittance             11.64389 %
56 Weighted Note Rate - NEXT Remittance             11.64265 %

57 Related Remittance Period for Libor Rate         25-Nov-96            thru          25-Dec-96
58 Days in Related Period                               31

59 Pass-Through Rates                                                  5.50000%          7.22%           7.48%            7.54%

60 Weighted Average Remaining Term                    214.43

61 Original Pool - Principal Balance               93,528,661.75    41,776,135.59    6,547,006.32    15,743,991.39    5,923,481.91
62 Original Pool - Pre-Funding Account             57,955,886.82    25,886,962.77    4,056,912.08     9,755,907.62    3,670,539.50
63 Original Pool - Additional Principal Reduction   1,484,548.57       663,098.36      103,918.40       249,899.01       94,021.41
                                                ------------------------------------------------------------------------------------
64 Original Pool Total                            150,000,000.00    67,000,000.00   10,500,000.00    25,250,000.00    9,500,000.00
65 Original Pool - Number of Loans                     1536

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     Class A-5        Class A-6
55 Weighted Note Rate - THIS Remittance
56 Weighted Note Rate - NEXT Remittance

57 Related Remittance Period for Libor Rate
58 Days in Related Period

59 Pass-Through Rates                                  7.87%            8.07%

60 Weighted Average Remaining Term

61 Original Pool - Principal Balance               16,367,515.81    7,170,530.73
62 Original Pool - Pre-Funding Account             10,142,280.19    4,443,284.66
63 Original Pool - Additional Principal Reduction     259,796.00      113,815.39
                                                --------------------------------
64 Original Pool Total                             26,250,000.00   11,500,000.00
65 Original Pool - Number of Loans

--------------------------------------------------------------------------------



   Class A Overcollateralization Reconciliation
                                                   Beg.of Month     Current Month    End of Month
                                             ----------------------------------------------------
66 Additional Principal Reduction, LTD              2,517,080.16       519,335.53    3,036,415.69
67 Cross Collateral Deposits                                0.00             0.00            0.00
68 Less:  Realized Losses, LTD                              0.00             0.00            0.00
                                             ----------------------------------------------------
69 Overcollateralization of Principal               2,517,080.16       519,335.53    3,036,415.69
                                             ====================================================

70 Base Overcollateralization Required                                               7,907,493.00
71 Required Overcollateralization Amount                                             7,907,493.00

   Current Month Subordinated Amount               Beg.of Month     Current Month    End of Month
                                             ----------------------------------------------------

72 Original Subordinated Amount                    16,754,191.00    N/A             16,754,191.00
73 Less: Cumulative Realized Losses                         0.00             0.00            0.00
74 Plus: Cumulative Additional Proceeds                     0.00             0.00            0.00
                                             ----------------------------------------------------
75 Current Subordinated Amount                     16,754,191.00                    16,754,191.00
                                             ====================================================

   Nonrecoverable Advance Reconciliation

76 Beginning of Month                                                        0.00
77 Current Month Unpaid Nonrecoverable Advance                               0.00
78 Less: Current Month Reimbursement                                         0.00
                                                                -----------------
79 End of Month                                                              0.00
---------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                              Designated Servicer
                             SERVICER'S CERTIFICATE

                               1996-3 Sub-Pool 1

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-3 Sub-Pool 1 for December 26, 1996, the Remittance
                                     date.

                       Due period ended: December 1, 1996
                                                                     Page 4 of 4

                                                                        Class           Class           Class            Class
                                                                         A1              A2               A3              A4
                                             ---------------------------------------------------------------------------------------
80 Total Class Principal - Original Pool         $150,000,000.00   $67,000,000.00  $10,500,000.00   $25,250,000.00   $9,500,000.00
81 Interest Remittance Amount                         835,172.26       305,422.11       63,174.77       157,391.09       59,691.45
82 Interest Rate Factor / 1000                          5.567815         4.558539        6.016645         6.233310        6.283311

83 Total Principal Collections                        739,419.59       739,419.59            0.00             0.00            0.00
84 Additional Principal Reduction                     519,335.53       519,335.53            0.00             0.00            0.00
                                             ---------------------------------------------------------------------------------------
85 Principal Remittance Amount                      1,258,755.12     1,258,755.12            0.00             0.00            0.00
86 Principal Payment Factor/1000                        8.391701        18.787390        0.000000         0.000000        0.000000
87 Principal Factor                                   974.859284       943.719361      999.996329       999.996329      999.996329

88 Prior Month Principal Factor                       983.250985       962.506751      999.996329       999.996329      999.996329


                                                  Class            Class
                                                    A5              A6
                                             -------------------------------
80 Total Class Principal - Original Pool      $26,250,000.00  $11,500,000.00
81 Interest Remittance Amount                     172,155.62       77,337.22
82 Interest Rate Factor / 1000                      6.558309        6.724976

83 Total Principal Collections                          0.00            0.00
84 Additional Principal Reduction                       0.00            0.00
                                             -------------------------------
85 Principal Remittance Amount                          0.00            0.00
86 Principal Payment Factor/1000                    0.000000        0.000000
87 Principal Factor                               999.996329      999.996329

88 Prior Month Principal Factor                   999.996329      999.996329

--------------------------------------------------------------------------------

                                                                       Exhibit 1

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB,
                              Designated Servicer
                               1996-3 Sub-Pool 1
                     Deliquency and Foreclosure Information
                        Period Ended: November 30, 1996


             Outstanding      Number of                                  Number of
Investor       Dollars        Accounts       Ranges            Amount    Accounts   Percent
--------------------------------------------------------------------------------------------
REMIC
1996-3      $149,265,308.20      2536
Sub-Pool 1
                                          30 to 59 Days     $1,655,141.35   18       1.11%
                                          60 to 89 Days       $474,352.01    7       0.32%
                                          90 and over          $42,400.00    1       0.03%
                                                         -----------------------
                                             Total          $2,171,893.36   26       1.46%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               REO                                    FORECLOSURES (1)
----------------------------------           ----------------------------------
# of      Outstanding                        # of      Outstanding
Accts       Dollars        Percent           Accts       Dollars        Percent
----------------------------------           ----------------------------------
  0          $0.00          0.00%              1       $42,400.00        0.03%

(1) The deliquency information is inclusive of both REO & Foreclosure accounts.

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                              Designated Servicer
                             SERVICERS CERTIFICATE
                               1996-3 SUB POOL 2

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1996 and the Insurance Agreement dated as of September 25, 1996, Lee Servicing Company reports the following information pertaining to series 1996-3 Sub Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996
                                                                     Page 1 of 4
--------------------------------------------------------------------------------

 1 Total Actual Principal Collections                           1,057,922.35
 2 Total Actual Interest Collections                              609,345.04
 3 Additional Proceeds                                                  0.00
                                                          ------------------
 4      Total Collections:                                      1,667,267.39

   Monthly Advance
 5      Delinquent Interest                                       133,201.50
 6      Compensating Interest                                       1,626.77
 7      Amounts Held for Future Distributions                           0.00
 8      Supplemental Interest                                           0.00
 9      Cross Collateral Deposit                                        0.00
                                                          ------------------
10 Available Remittance Amount:                                 1,802,095.66

11      Less: Service Fees                                         39,829.52
12      Less: Expense Account Deposit                               2,176.94
                                                          ------------------
13 Adjusted Remittance Amount:                                  1,760,089.20

   Remaining Amount Available:

14      Adjusted Remittance Amount                              1,760,089.20
15      Insured Payments                                                0.00
16      Insurance Account Deposit @ 13bp
             the Ending Class Principal Balance                     9,740.86
17      Class Remittance Amounts                                1,750,348.34
18      Cross Collateral Withdrawal                                     0.00
19      Non-Recoverable Advances not
             Previously Reimbursed                                      0.00
                                                          ------------------
20 Total Remaining Amount Available:                                    0.00
                                                          ==================

   Amount of Reimbursements Pursuant to Sec. 5.04

21      Servicing Fee                                                   0.00
22      Monthly Advances and Servicer Advances                          0.00
23      Other Mortgage Payments                                         0.00
24      Interest Earned on P&I Deposits                                 0.00
25      Additional Servicing Compensation                               0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                              Designated Servicer
                             SERVICERS CERTIFICATE
                               1996-3 SUB POOL 2

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1996 and the Insurance Agreement dated as of September 25, 1996, Lee Servicing Company reports the following information pertaining to series 1996-3 Sub Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996
--------------------------------------------------------------------------------

                                                                  Total          Class 2-A                           Class R
                                                                  -----          ---------                           -------
26           Number of Loans                                             789
27 Opening Principal Balance                                   90,973,559.49    90,973,559.49
28 Additional Principal Reduction, LTD                          2,837,861.92     2,837,861.92
29 Realized Losses, LTD                                                 0.00             0.00
30 Carryforward Amount                                                  0.00             0.00
                                                          -----------------------------------
31 Opening Class Principal Balance                             88,135,697.57    88,135,697.57
32           Pool Factor per Loan Balance                       101.0817328%     101.0817328%
33           Pool Factor per Class Balance                      100.0000000%     100.0000000%
34 Excess Spread                                                        0.00                                                0.00
35 Additional Principal due Class A                               260,965.03       260,965.03
36 Cross Collateral Deposit                                             0.00             0.00
37 Cross Collateral Withdrawal                                          0.00                                                0.00
38 Interest Remittance                                            431,460.96       431,460.96

   Principal Reductions:
39           Prepayments - Number                                          7                7
40           Prepayments - Dollar                               1,012,703.77     1,012,703.77
41           Net Liquidation Proceeds                                   0.00             0.00
42           Curtailments                                               0.00             0.00
43           Normal and Excess Payments                            45,218.58        45,218.58
                                                          ----------------------------------------------------------------------
44 Total Principal Remittance                                   1,057,922.35     1,057,922.35
45 Additional Principal Reduction                                 260,965.03       260,965.03
                                                          ----------------------------------------------------------------------
46 Total Remittance                                             1,750,348.34     1,750,348.34                               0.00
                                                          ======================================================================
47 Carryforward Amount                                                  0.00
48 Current Month Realized Loss - Number                                 0                0
49 Current Month Realized Loss - Dollar                                 0.00             0.00

   Class Principal Balance - EOM
50           Number of Loans                             #               782
51 Closing Loan Balance                                        89,915,637.14    89,915,637.14
52 Additional Principal Reduction, LTD                          3,098,826.95     3,098,826.95
53 Realized Losses, LTD                                                 0.00             0.00
54 Carryforward Amount                                                  0.00             0.00
                                                          -----------------------------------
55 Closing Class Principal Balance                             86,816,810.19    86,816,810.19
56           Pool Factor per Loan Balance                        99.9062635%      99.9062635%
57           Pool Factor per Class Balance                       96.4631224%      96.4631224%

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                              Designated Servicer
                             SERVICERS CERTIFICATE
                               1996-3 SUB POOL 2

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1996 and the Insurance Agreement dated as of September 25, 1996, Lee Servicing Company reports the following information pertaining to series 1996-3 Sub Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996
                                                                     Page 3 of 4
--------------------------------------------------------------------------------

                                                                  Total           Class A1
                                                                  -----           --------
58 Weighted Note Rate - This Remittance:                         9.94424%
59 Weighted Note Rate - Next Remittance:                         9.96072%

60 Pass-Through Rate:                                            5.68500%          5.68500%

61 Related Remittance Period:                                    25-Nov-96           thru           25-Dec-96
62 Days in Related Period:                                          31

63 Weighted Average Remaining Term                                356.04

64 Original Pool - Principal Balance                           56,969,975.31    56,969,975.31
65 Original Pool - Pre-Funding Account Balance                 35,337,717.00    35,337,717.00
66 Original Pool - Initial Overcollateralization                2,307,692.31     2,307,692.31
                                                          -----------------------------------
67 Original Pool - Class Principal Balance                     90,000,000.00    90,000,000.00
68 Original Pool - Number of Loans                                  479

--------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
                                                          Beginning of Month    Current Month      End of Month
                                                          -----------------------------------------------------
69 Additional Principal Reduction, LTD                          2,837,861.92       260,965.03      3,098,826.95
70 Cross Collateral Deposits, LTD                                       0.00             0.00              0.00
71 Less:  Realized Losses, LTD                                          0.00             0.00              0.00
                                                          =====================================================
72 Overcollateralization of Principal                           2,837,861.92       260,965.03      3,098,826.95
                                                          =====================================================

73 Base Overcollateralization Requirement                                                          3,876,923.00
74 Required Overcollateralization                                                                  3,876,923.00

   Current Month Subordinated Amount                      Beginning of Month    Current Month      End of Month
                                                          -----------------------------------------------------

75 Original Subordinated Amount                                 9,249,230.00           N/A         9,249,230.00
76 Less: Cumulative Realized Losses                                     0.00             0.00              0.00
77 Plus: Cumulative Additional Proceeds                                 0.00             0.00              0.00
                                                          =====================================================
78 Current Subordinated Amount                                  9,249,230.00                       9,249,230.00
                                                          =====================================================

   Nonrecoverable Advance Reconciliation

79 Beginning of Month                                                   0.00
80 Current Month Nonrecoverable Advance                                 0.00
81 Less: Current Month Reimbursment                                     0.00
                                                          ==================
82 End of Month                                                         0.00
                                                          ==================

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                              Designated Servicer
                             SERVICERS CERTIFICATE
                               1996-3 SUB POOL 2

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1996 and the Insurance Agreement dated as of September 25, 1996, Lee Servicing Company reports the following information pertaining to series 1996-3 Sub Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996
                                                                     Page 4 of 4
--------------------------------------------------------------------------------
                                                                     Class
                                                                       A1
                                            -----------------------------------

83 Total Class Principal - Original Pool        $90,000,000.00   $90,000,000.00
84 Interest Remittance Amount                       431,460.96       431,460.96
85 Interest Rate Factor / 1000                        4.794011         4.794011

86 Total Principal Collections                    1,057,922.35     1,057,922.35
87 Additional Principal Reduction                   260,965.03       260,965.03
                                            -----------------------------------
88 Principal Remittance Amount                    1,318,887.38     1,318,887.38
89 Principal Payment Factor/1000                     14.654304        14.654304
90 Principal Factor                                 964.631225       964.631225

91 Prior Month Principal Factor                     979.285529       979.285529

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK, FSB,
                              Designated Servicer
                        Period Ended: November 30, 1996

             Outstanding      Number of                                  Number of
Investor       Dollars        Accounts       Ranges            Amount    Accounts   Percent
--------------------------------------------------------------------------------------------
Deliquent Loans:

REMIC
1996-3      $89,915,637.14       782
Sub-Pool 2
                                          30 to 59 Days     $1,487,996.40   13       1.65%
                                          60 to 89 Days             $0.00    0       0.00%
                                          90 and over               $0.00    0       0.00%
                                                         -----------------------
                                             Total          $1,487,996.40   13       1.65%

(1) The deliquency information is exclusive of both REO & Foreclosure accounts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Loans for Foreclosure:

REMIC
1996-3               $0.00         0
Sub-Pool 2
                                          30 to 59 Days             $0.00    0       0.00%
                                          60 to 89 Days             $0.00    0       0.00%
                                          90 and over               $0.00    0       0.00%
                                                         -----------------------
                                             Total                  $0.00    0       0.00%

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--------------------------------------------------------------------------------

Real Estate Owned:
REMIC
1996-3
Sub-Pool 2

                         # of           Outstanding         Percent
                         Accts.           Dollars
                   ----------------------------------------------------
                           0               $0.00              0.00%

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